FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018	Jan. 01, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial Instruments [Abstract]
Corporate borrowings	$ 0	$ 0
Non-recourse borrowings in subsidiaries of the partnership	22,399	10,866
Cash	(1,986)	(1,949)		$ (1,106)	$ (1,050)
Net debt	20,413	8,917
Total equity	11,053	6,494	$ 5,789	$ 6,064	$ 4,038
Total capital and net debt	$ 31,466	$ 15,411
Net debt to capitalization ratio	65.00%	58.00%